United States
Securities and Exchange Commission
Washington, D. C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2010

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Hawk Systems, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	000-49864	65-1089222
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

2385 NW Executive Center Drive, Suite 100
Boca Raton, FL  33431
(Address of principal executive offices)  (Zip Code)

(561) 962-2885
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a) – (b) Departure of Directors or Certain Officers

As previously reported on the Current Report on Form 8-K filed with the Securities and Exchange Commission on July 2, 2010, on June 28, 2010, Mr. Michael Diamant, the Company’s Chief Executive Officer and director, notified the board of directors of the Company of his intention to resign from his positions effective August 27, 2010.  On July 26, 2010, Mr. Diamant notified the board of directors of the Company of his intention to resign from his positions effective immediately.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Hawk Systems, Inc.

Date:	July 30, 2010		/s/ David Coriaty
		By:	David Coriaty, Designated Officer and Director